EATON VANCE AMT-FREE LIMITED MATURITY MUNICIPAL INCOME FUND
Supplement to Prospectus dated August 1, 2012 and Summary Prospectus dated August 1, 2012

Effective August 19, 2013, the Fund will implement the following changes to its name, investment objective and policies:

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Name Change: The Fund’s name will be Eaton Vance Floating-Rate Municipal Income Fund;

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Objective Change: The Fund’s objective will be to provide current income exempt from regular federal income tax;

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New Investment Policy: Under normal circumstances, the Fund will invest at least 80% of its total assets in (i) municipal floating-rate obligations and (ii) fixed-rate municipal obligations with respect to which the Fund enters into agreements to swap the fixed rate for a floating rate.

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Elimination of Prohibition on Investing in Obligations with Interest Subject to Alternative Minimum Tax: The Fund’s restriction on investing in obligations the income of which is subject to federal alternative minimum tax will be eliminated; prospectively, the Fund expects up to 25% of its annual distributions to be subject to AMT; and

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Elimination of Limit on Portfolio Duration: The Fund’s policy of maintaining a dollar-weighted average portfolio duration of between three and nine years will be eliminated.

The Fund expects that the changes noted above will be fully implemented by September 30, 2013.  Until such time as the changes noted above are fully implemented, the Fund will maintain a dollar-weighted average portfolio duration of nine years or less.  As the Fund implements its revised investment policies, its average weighted portfolio duration and the amount of its distributions are expected to decrease.

June 19, 2013                                                                                                             6931-6/13     COMBLMTINCPS1